Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 16a-3(j) under the Securities and Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Form 3, Form 4 or Form 5, as applicable, with respect to their group’s direct and indirect beneficial ownership of common stock, $0.01 par value, of Digital River, Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement (the “Agreement”) be included as an exhibit to such filings.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of August 9, 2013.

VEPF III AIV V, L.P.

By:	/s/ John Warnken-Brill
Name: John Warnken-Brill
Title: Attorney-in-Fact

VISTA EQUITY PARTNERS FUND III GP, LLC

By:	/s/ John Warnken-Brill
Name: John Warnken-Brill
Title: Attorney-in-Fact

VEFIIGP, LLC

By:	/s/ John Warnken-Brill
Name: John Warnken-Brill
Title: Attorney-in-Fact

ROBERT F. SMITH

By:	/s/ John Warnken-Brill
Name: John Warnken-Brill
Title: Attorney-in-Fact

JOINT FILING INFORMATION

Reporting Person:	Vista Equity Partners Fund III GP, LLC

Ownership Form:	(I) Vista Equity Partners Fund III GP, LLC is the General Partner of Vista AIV.

Address:	c/o Vista Equity Partners 150 California Street 19th Floor San Francisco, CA 94111

Designated Filer:	VEPF III AIV V, L.P.

Issuer and Symbol:	Digital River, Inc. (DRIV)

Date of Event Requiring Statement:	07/30/2013

Signature:	/s/ John Warnken-Brill
John Warnken-Brill, Attorney-in-Fact

Reporting Person:	VEFIIGP, LLC

Ownership Form:	(I) VEFIIGP, LLC is the Senior Managing Member of Vista Equity Partners Fund III GP, LLC.

Address:	c/o Vista Equity Partners 150 California Street 19th Floor San Francisco, CA 94111

Designated Filer:	VEPF III AIV V, L.P.

Issuer and Symbol:	Digital River, Inc. (DRIV)

Date of Event Requiring Statement:	07/30/2013

Signature:	/s/ John Warnken-Brill
John Warnken-Brill, Attorney-in-Fact

Reporting Person:	Robert F. Smith

Ownership Form:	(I) Robert F. Smith is the sole member of VEFIIGP, LLC.

Address:	c/o Vista Equity Partners 401 Congress Drive Suite 3100 Austin, TX 78701

Designated Filer:	VEPF III AIV V, L.P.

Issuer and Symbol:	Digital River, Inc. (DRIV)

Date of Event Requiring Statement:	07/30/2013

Signature:	/s/ John Warnken-Brill
John Warnken-Brill, Attorney-in-Fact